Exhibit 99.2

Capital One Financial Corporation
Financial Supplement(1)(2)(3)
Second Quarter 2025
__________
(1)The information contained in this Financial Supplement is preliminary and based on data available at the time of the earnings presentation. Investors should refer to our Quarterly Report on Form 10-Q for the period ended June 30, 2025 once it is filed with the Securities and Exchange Commission.
(2)This Financial Supplement includes non-GAAP measures. We believe these non-GAAP measures are useful to investors and users of our financial information as they provide an alternate measurement of our performance and assist in assessing our capital adequacy and the level of return generated. These non-GAAP measures should not be viewed as a substitute for reported results determined in accordance with generally accepted accounting principles in the U.S. (“GAAP”), nor are they necessarily comparable to non-GAAP measures that may be presented by other companies. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for a reconciliation of any non-GAAP financial measures.
(3)On May 18, 2025, we completed the acquisition of Discover in an all-stock transaction as outlined in the merger agreement dated February 19, 2024. Discover results and statistics reported herein are from May 18, 2025 to June 30, 2025.

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 1: Financial Summary—Consolidated

						2025 Q2		Six Months Ended June 30,
(Dollars in millions, except per share data and as noted)	2025	2025	2024	2024	2024	2025	2024			2025 vs.
	Q2	Q1	Q4	Q3	Q2	Q1	Q2	2025	2024	2024
Income Statement
Net interest income	$9,995	$8,013	$8,098	$8,076	$7,546	25%	32%	$18,008	$15,034	20%
Non-interest income	2,497	1,987	2,092	1,938	1,960	26	27	4,484	3,874	16
Total net revenue(1)	12,492	10,000	10,190	10,014	9,506	25	31	22,492	18,908	19
Provision for credit losses	11,430	2,369	2,642	2,482	3,909	**	192	13,799	6,592	109
Non-interest expense:
Marketing	1,345	1,202	1,375	1,113	1,064	12	26	2,547	2,074	23
Operating expense	5,646	4,700	4,714	4,201	3,882	20	45	10,346	8,009	29
Total non-interest expense	6,991	5,902	6,089	5,314	4,946	18	41	12,893	10,083	28
Income (loss) from continuing operations before income taxes	(5,929)	1,729	1,459	2,218	651	**	**	(4,200)	2,233	**
Income tax provision (benefit)	(1,666)	325	366	441	54	**	**	(1,341)	356	**
Income (loss) from continuing operations, net of tax	(4,263)	1,404	1,093	1,777	597	**	**	(2,859)	1,877	**
Income (loss) from discontinued operations, net of tax	(14)	—	3	—	—	**	**	(14)	—	**
Net income (loss)	(4,277)	1,404	1,096	1,777	597	**	**	(2,873)	1,877	**
Dividends and undistributed earnings allocated to participating securities(2)	(4)	(22)	(17)	(28)	(9)	(82)	(56)	(9)	(32)	(72)
Preferred stock dividends	(65)	(57)	(57)	(57)	(57)	14	14	(122)	(114)	7
Discount on redeemed preferred stock	6	—	—	—	—	**	**	6	—	**
Net income (loss) available to common stockholders	$(4,340)	$1,325	$1,022	$1,692	$531	**	**	$(2,998)	$1,731	**
Common Share Statistics
Basic earnings per common share:(2)
Net income (loss) from continuing operations	$(8.55)	$3.46	$2.66	$4.42	$1.39	**	**	$(6.71)	$4.52	**
Income (loss) from discontinued operations	(0.03)	—	0.01	—	—	**	**	(0.03)	—	**
Net income (loss) per basic common share	$(8.58)	$3.46	$2.67	$4.42	$1.39	**	**	$(6.74)	$4.52	**
Diluted earnings per common share:(2)
Net income (loss) from continuing operations	$(8.55)	$3.45	$2.66	$4.41	$1.38	**	**	$(6.71)	$4.51	**
Income (loss) from discontinued operations	(0.03)	—	0.01	—	—	**	**	(0.03)	—	**
Net income (loss) per diluted common share	$(8.58)	$3.45	$2.67	$4.41	$1.38	**	**	$(6.74)	$4.51	**
Weighted-average common shares outstanding (in millions):
Basic	505.6	383.1	382.4	383.0	383.1	32%	32%	444.7	382.7	16%
Diluted	505.6	384.0	383.4	383.7	383.9	32	32	444.7	383.7	16
Common shares outstanding (period-end, in millions)	639.5	383.0	381.2	381.5	381.9	67	67	639.5	381.9	67
Dividends declared and paid per common share	$0.60	$0.60	$0.60	$0.60	$0.60	—	—	$1.20	$1.20	—
Tangible book value per common share (period-end)(3)	99.35	113.74	106.97	112.36	99.28	(13)	—	99.35	99.28	—

						2025 Q2		Six Months Ended June 30,
(Dollars in millions)	2025	2025	2024	2024	2024	2025	2024			2025 vs.
	Q2	Q1	Q4	Q3	Q2	Q1	Q2	2025	2024	2024
Balance Sheet (Period-End)
Loans held for investment	$439,297	$323,598	$327,775	$320,243	$318,186	36%	38%	$439,297	$318,186	38%
Interest-earning assets	601,999	463,414	463,058	458,189	452,547	30	33	601,999	452,547	33
Total assets	658,968	493,604	490,144	486,433	480,018	34	37	658,968	480,018	37
Interest-bearing deposits	440,231	340,964	336,585	327,253	324,437	29	36	440,231	324,437	36
Total deposits	468,110	367,464	362,707	353,631	351,442	27	33	468,110	351,442	33
Borrowings	52,666	41,773	45,551	49,336	47,956	26	10	52,666	47,956	10
Common equity	105,549	58,697	55,938	58,080	53,135	80	99	105,549	53,135	99
Total stockholders’ equity	110,956	63,542	60,784	62,925	57,981	75	91	110,956	57,981	91
Balance Sheet (Average Balances)
Loans held for investment	$378,157	$322,385	$321,871	$318,255	$314,888	17%	20%	$350,425	$314,751	11%
Interest-earning assets	524,929	462,771	460,640	454,484	450,908	13	16	494,022	449,356	10
Total assets	572,446	491,817	488,300	481,219	477,285	16	20	532,354	476,140	12
Interest-bearing deposits	387,139	337,840	331,564	324,509	322,581	15	20	362,626	320,515	13
Total deposits	414,568	364,078	358,323	351,125	349,488	14	19	389,462	347,572	12
Borrowings	46,601	44,448	46,293	48,274	48,842	5	(5)	45,531	49,658	(8)
Common equity	81,563	57,395	56,918	56,443	53,262	42	53	69,546	53,207	31
Total stockholders’ equity	86,918	62,240	61,764	61,289	58,107	40	50	74,647	58,052	29

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 2: Selected Metrics—Consolidated

						2025 Q2				Six Months Ended June 30,
(Dollars in millions, except as noted)	2025	2025	2024	2024	2024	2025		2024				2025 vs.
	Q2	Q1	Q4	Q3	Q2	Q1		Q2		2025	2024	2024
Performance Metrics
Net interest income growth (period over period)	25%	(1)%	—	7%	1%	**		**		20%	5%	**
Non-interest income growth (period over period)	26	(5)	8%	(1)	2	**		**		16	7	**
Total net revenue growth (period over period)	25	(2)	2	5	1	**		**		19	6	**
Total net revenue margin(4)	9.52	8.64	8.85	8.81	8.43	88	bps	109	bps	9.11	8.42	69	bps
Net interest margin(5)	7.62	6.93	7.03	7.11	6.70	69		92		7.29	6.69	60
Return on average assets(6)	(2.98)	1.14	0.90	1.48	0.50	(412)		(348)		(1.07)	0.79	(186)
Return on average tangible assets(7)	(3.14)	1.18	0.92	1.53	0.52	(432)		(366)		(1.12)	0.81	(193)
Return on average common equity(8)	(21.22)	9.23	7.16	11.99	3.99	(3,045)		(2,521)		(8.58)	6.51	(1,509)
Return on average tangible common equity(9)	(32.99)	12.55	9.77	16.42	5.59	(4,554)		(3,858)		(12.60)	9.12	(2,172)
Efficiency ratio(10)	55.96	59.02	59.75	53.07	52.03	(306)		393		57.32	53.33	399
Operating efficiency ratio(11)	45.20	47.00	46.26	41.95	40.84	(180)		436		46.00	42.36	364
Effective income tax rate for continuing operations	28.1	18.8	25.1	19.9	8.3	930		1,980		31.9	15.9	1,600
Employees (period-end, in thousands)	76.5	53.9	52.6	52.5	52.1	42%		47%		76.5	52.1	47%
Credit Quality Metrics
Allowance for credit losses	$23,873	$15,899	$16,258	$16,534	$16,649	50%		43%		$23,873	$16,649	43%
Allowance coverage ratio	5.43%	4.91%	4.96%	5.16%	5.23%	52	bps	20	bps	5.43%	5.23%	20	bps
Net charge-offs(12)	$3,060	$2,736	$2,884	$2,604	$2,644	12%		16%		$5,796	$5,260	10%
Net charge-off rate(13)	3.24%	3.40%	3.59%	3.27%	3.36%	(16)	bps	(12)	bps	3.31%	3.34%	(3)	bps
30+ day performing delinquency rate	3.13	3.29	3.69	3.58	3.36	(16)		(23)		3.13	3.36	(23)
30+ day delinquency rate	3.32	3.51	3.98	3.89	3.63	(19)		(31)		3.32	3.63	(31)
Capital Ratios(14)
Common equity Tier 1 capital	14.0%	13.6%	13.5%	13.6%	13.2%	40	bps	80	bps	14.0%	13.2%	80	bps
Tier 1 capital	15.1	14.9	14.8	14.9	14.5	20		60		15.1	14.5	60
Total capital	17.1	17.0	16.4	16.6	16.3	10		80		17.1	16.3	80
Tier 1 leverage	14.2	11.6	11.6	11.6	11.3	260		290		14.2	11.3	290
Tangible common equity (“TCE”)(15)	10.3	9.1	8.6	9.1	8.2	120		210		10.3	8.2	210

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 3: Consolidated Statements of Income

						2025 Q2		Six Months Ended June 30,
(Dollars in millions, except as noted)	2025	2025	2024	2024	2024	2025	2024			2025 vs.
	Q2	Q1	Q4	Q3	Q2	Q1	Q2	2025	2024	2024
Interest income:
Loans, including loans held for sale	$12,449	$10,157	$10,434	$10,547	$9,993	23%	25%	$22,606	$19,913	14%
Investment securities	784	770	753	733	700	2	12	1,554	1,387	12
Other	595	491	530	580	587	21	1	1,086	1,157	(6)
Total interest income	13,828	11,418	11,717	11,860	11,280	21	23	25,246	22,457	12
Interest expense:
Deposits	3,120	2,715	2,862	2,945	2,874	15	9	5,835	5,686	3
Securitized debt obligations	164	176	205	234	258	(7)	(36)	340	519	(34)
Senior and subordinated notes	535	505	540	596	591	6	(9)	1,040	1,197	(13)
Other borrowings	14	9	12	9	11	56	27	23	21	10
Total interest expense	3,833	3,405	3,619	3,784	3,734	13	3	7,238	7,423	(2)
Net interest income	9,995	8,013	8,098	8,076	7,546	25	32	18,008	15,034	20
Provision for credit losses	11,430	2,369	2,642	2,482	3,909	**	192	13,799	6,592	109
Net interest income (loss) after provision for credit losses	(1,435)	5,644	5,456	5,594	3,637	**	**	4,209	8,442	(50)
Non-interest income:
Discount and interchange fees, net	1,478	1,223	1,260	1,228	1,249	21	18	2,701	2,394	13
Service charges and other customer-related fees	658	509	554	501	459	29	43	1,167	921	27
Net securities gains (losses)	—	—	—	(35)	—	—	—	—	—	—
Other	361	255	278	244	252	42	43	616	559	10
Total non-interest income	2,497	1,987	2,092	1,938	1,960	26	27	4,484	3,874	16
Non-interest expense:
Salaries and associate benefits	2,999	2,546	2,329	2,391	2,200	18	36	5,545	4,678	19
Occupancy and equipment	737	615	674	587	551	20	34	1,352	1,105	22
Marketing	1,345	1,202	1,375	1,113	1,064	12	26	2,547	2,074	23
Professional services	653	437	630	402	316	49	107	1,090	578	89
Communications and data processing	413	399	398	358	355	4	16	812	706	15
Amortization of intangibles	271	16	19	20	19	**	**	287	38	**
Other	573	687	664	443	441	(17)	30	1,260	904	39
Total non-interest expense	6,991	5,902	6,089	5,314	4,946	18	41	12,893	10,083	28
Income (loss) from continuing operations before income taxes	(5,929)	1,729	1,459	2,218	651	**	**	(4,200)	2,233	**
Income tax provision (benefit)	(1,666)	325	366	441	54	**	**	(1,341)	356	**
Income (loss) from continuing operations, net of tax	(4,263)	1,404	1,093	1,777	597	**	**	(2,859)	1,877	**
Income (loss) from discontinued operations, net of tax	(14)	—	3	—	—	**	**	(14)	—	**
Net income (loss)	(4,277)	1,404	1,096	1,777	597	**	**	(2,873)	1,877	**
Dividends and undistributed earnings allocated to participating securities(2)	(4)	(22)	(17)	(28)	(9)	(82)	(56)	(9)	(32)	(72)
Preferred stock dividends	(65)	(57)	(57)	(57)	(57)	14	14	(122)	(114)	7
Discount on redeemed preferred stock	6	—	—	—	—	**	**	6	—	**
Net income (loss) available to common stockholders	$(4,340)	$1,325	$1,022	$1,692	$531	**	**	$(2,998)	$1,731	**

						2025 Q2		Six Months Ended June 30,
	2025	2025	2024	2024	2024	2025	2024			2025 vs.
	Q2	Q1	Q4	Q3	Q2	Q1	Q2	2025	2024	2024
Basic earnings per common share:(2)
Net income (loss) from continuing operations	$(8.55)	$3.46	$2.66	$4.42	$1.39	**	**	$(6.71)	$4.52	**
Income (loss) from discontinued operations	(0.03)	—	0.01	—	—	**	**	(0.03)	—	**
Net income (loss) per basic common share	$(8.58)	$3.46	$2.67	$4.42	$1.39	**	**	$(6.74)	$4.52	**
Diluted earnings per common share:(2)
Net income (loss) from continuing operations	$(8.55)	$3.45	$2.66	$4.41	$1.38	**	**	$(6.71)	$4.51	**
Income (loss) from discontinued operations	(0.03)	—	0.01	—	—	**	**	(0.03)	—	**
Net income (loss) per diluted common share	$(8.58)	$3.45	$2.67	$4.41	$1.38	**	**	$(6.74)	$4.51	**
Weighted-average common shares outstanding (in millions):
Basic common shares	505.6	383.1	382.4	383.0	383.1	32	32	444.7	382.7	16
Diluted common shares	505.6	384.0	383.4	383.7	383.9	32	32	444.7	383.7	16

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 4: Consolidated Balance Sheets

						2025 Q2
	2025	2025	2024	2024	2024	2025	2024
(Dollars in millions)	Q2	Q1	Q4	Q3	Q2	Q1	Q2
Assets:
Cash and cash equivalents:
Cash and due from banks	$4,854	$4,108	$3,028	$3,976	$5,298	18%	(8)%
Interest-bearing deposits and other short-term investments	54,255	44,465	40,202	45,322	40,116	22	35
Total cash and cash equivalents	59,109	48,573	43,230	49,298	45,414	22	30
Restricted cash for securitization investors	2,469	392	441	421	2,415	**	2
Securities available for sale	87,196	84,362	83,013	83,500	79,250	3	10
Loans held for investment:
Unsecuritized loans held for investment	384,413	295,939	298,241	292,061	289,124	30	33
Loans held in consolidated trusts	54,884	27,659	29,534	28,182	29,062	98	89
Total loans held for investment	439,297	323,598	327,775	320,243	318,186	36	38
Allowance for credit losses	(23,873)	(15,899)	(16,258)	(16,534)	(16,649)	50	43
Net loans held for investment	415,424	307,699	311,517	303,709	301,537	35	38
Loans held for sale	198	686	202	96	808	(71)	(75)
Premises and equipment, net	5,687	4,579	4,511	4,440	4,396	24	29
Interest receivable	3,373	2,599	2,532	2,577	2,494	30	35
Goodwill	28,335	15,070	15,059	15,083	15,062	88	88
Other intangible assets	18,157	217	233	253	271	**	**
Other assets	30,904	29,427	29,406	27,056	28,371	5	9
Assets of discontinued operations	8,116	—	—	—	—	**	**
Total assets	$658,968	$493,604	$490,144	$486,433	$480,018	34	37

						2025 Q2
	2025	2025	2024	2024	2024	2025	2024
(Dollars in millions)	Q2	Q1	Q4	Q3	Q2	Q1	Q2
Liabilities:
Interest payable	$888	$646	$666	$705	$668	37%	33%
Deposits:
Non-interest-bearing deposits	27,879	26,500	26,122	26,378	27,005	5	3
Interest-bearing deposits	440,231	340,964	336,585	327,253	324,437	29	36
Total deposits	468,110	367,464	362,707	353,631	351,442	27	33
Securitized debt obligations	14,658	11,716	14,264	15,881	17,291	25	(15)
Other debt:
Federal funds purchased and securities loaned or sold under agreements to repurchase	742	573	562	520	715	29	4
Senior and subordinated notes	36,706	29,459	30,696	32,911	29,925	25	23
Other borrowings	560	25	29	24	25	**	**
Total other debt	38,008	30,057	31,287	33,455	30,665	26	24
Other liabilities	26,316	20,179	20,436	19,836	21,971	30	20
Liabilities of discontinued operations	32	—	—	—	—	**	**
Total liabilities	548,012	430,062	429,360	423,508	422,037	27	30

Stockholders’ equity:
Preferred stock	0	0	0	0	0	—	—
Common stock	7	7	7	7	7	—	—
Additional paid-in capital, net	63,465	36,693	36,428	36,216	36,012	73	76
Retained earnings	60,892	65,616	64,505	63,698	62,211	(7)	(2)
Accumulated other comprehensive loss	(6,819)	(7,529)	(9,286)	(6,287)	(9,701)	(9)	(30)
Treasury stock, at cost	(6,589)	(31,245)	(30,870)	(30,709)	(30,548)	(79)	(78)
Total stockholders’ equity	110,956	63,542	60,784	62,925	57,981	75	91
Total liabilities and stockholders’ equity	$658,968	$493,604	$490,144	$486,433	$480,018	34	37

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 5: Notes to Financial Summary, Selected Metrics and Consolidated Financial Statements (Tables 1—4)

(1)Total net revenue was reduced by $785 million in Q2 2025, $705 million in Q1 2025, $706 million in Q4 2024, $624 million in Q3 2024 and $649 million in Q2 2024 for credit card finance charges and fees charged off as uncollectible.
(2)Dividends and undistributed earnings allocated to participating securities and earnings per share are computed independently for each period. Accordingly, the sum of each quarterly amount may not agree to the year-to-date total. We also provide adjusted diluted earnings per share, which is a non-GAAP measure. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on our non-GAAP measures.
(3)Tangible book value per common share is a non-GAAP measure calculated based on TCE divided by common shares outstanding. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on non-GAAP measures.
(4)Total net revenue margin is calculated based on annualized total net revenue for the period divided by average interest-earning assets for the period.
(5)Net interest margin is calculated based on annualized net interest income for the period divided by average interest-earning assets for the period.
(6)Return on average assets is calculated based on annualized income (loss) from continuing operations, net of tax, for the period divided by average total assets for the period.
(7)Return on average tangible assets is a non-GAAP measure calculated based on annualized income (loss) from continuing operations, net of tax, for the period divided by average tangible assets for the period. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on non-GAAP measures.
(8)Return on average common equity is calculated based on annualized net income (loss) available to common stockholders less annualized income (loss) from discontinued operations, net of tax, for the period, divided by average common equity. Our calculation of return on average common equity may not be comparable to similarly-titled measures reported by other companies.
(9)Return on average tangible common equity is a non-GAAP measure calculated based on annualized net income (loss) available to common stockholders less annualized income (loss) from discontinued operations, net of tax, for the period, divided by average TCE. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on non-GAAP measures.
(10)Efficiency ratio is calculated based on total non-interest expense for the period divided by total net revenue for the period. We also provide an adjusted efficiency ratio, which is a non-GAAP measure. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on our non-GAAP measures.
(11)Operating efficiency ratio is calculated based on operating expense for the period divided by total net revenue for the period. We also provide an adjusted operating efficiency ratio, which is a non-GAAP measure. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on our non-GAAP measures.
(12)Charge-offs exclude $19.4 billion of acquired Discover loans that are fully charged-off, with expected recoveries of $3.3 billion included as a benefit to the allowance for credit losses.
(13)Net charge-off rate is calculated based on annualized net charge-offs for the period divided by average loans held for investment for the period.
(14)Capital ratios as of the end of Q2 2025 are preliminary and therefore subject to change. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for information on the calculation of each of these ratios.
(15)TCE ratio is a non-GAAP measure calculated based on TCE divided by tangible assets. See “Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures” for additional information on non-GAAP measures.
**    Not meaningful.

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 6: Average Balances, Net Interest Income and Net Interest Margin

	2025 Q2			2025 Q1			2024 Q2
(Dollars in millions, except as noted)	Average Balance	Interest Income/ Expense	Yield/Rate(1)	Average Balance	Interest Income/ Expense	Yield/Rate(1)	Average Balance	Interest Income/ Expense	Yield/Rate(1)
Interest-earning assets:
Loans, including loans held for sale	$378,537	$12,449	13.15%	$322,772	$10,157	12.59%	$315,823	$9,993	12.66%
Investment securities	93,024	784	3.37	92,659	770	3.32	89,501	700	3.13
Cash equivalents and other	53,368	595	4.46	47,340	491	4.14	45,584	587	5.16
Total interest-earning assets	$524,929	$13,828	10.54	$462,771	$11,418	9.87	$450,908	$11,280	10.01
Interest-bearing liabilities:
Interest-bearing deposits	$387,139	$3,120	3.22	$337,840	$2,715	3.22	$322,581	$2,874	3.56
Securitized debt obligations	13,043	164	5.06	13,731	176	5.11	17,452	258	5.91
Senior and subordinated notes	32,872	535	6.51	30,331	505	6.66	30,978	591	7.64
Other borrowings and liabilities(2)	2,872	14	1.85	2,312	9	1.57	2,502	11	1.73
Total interest-bearing liabilities	$435,926	$3,833	3.52	$384,214	$3,405	3.54	$373,513	$3,734	4.00
Net interest income/spread		$9,995	7.02		$8,013	6.32		$7,546	6.01
Impact of non-interest-bearing funding			0.60			0.61			0.69
Net interest margin			7.62%			6.93%			6.70%

	Six Months Ended June 30,
	2025			2024
(Dollars in millions, except as noted)	Average Balance	Interest Income/ Expense	Yield/Rate(1)	Average Balance	Interest Income/ Expense	Yield/Rate(1)
Interest-earning assets:
Loans, including loans held for sale	$350,808	$22,606	12.89%	$315,693	$19,913	12.62%
Investment securities	92,843	1,554	3.35	89,041	1,387	3.12
Cash equivalents and other	50,371	1,086	4.31	44,622	1,157	5.19
Total interest-earning assets	$494,022	$25,246	10.22	$449,356	$22,457	10.00
Interest-bearing liabilities:
Interest-bearing deposits	$362,626	$5,835	3.22	$320,515	$5,686	3.55
Securitized debt obligations	13,385	340	5.09	17,644	519	5.88
Senior and subordinated notes	31,609	1,040	6.58	31,594	1,197	7.58
Other borrowings and liabilities(2)	2,593	23	1.73	2,438	21	1.75
Total interest-bearing liabilities	$410,213	$7,238	3.53	$372,191	$7,423	3.99
Net interest income/spread		$18,008	6.69		$15,034	6.01
Impact of non-interest-bearing funding			0.60			0.68
Net interest margin			7.29%			6.69%

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 7: Loan Information and Performance Statistics

						2025 Q2		Six Months Ended June 30,
	2025	2025	2024	2024	2024	2025	2024	2025	2024	2025 vs. 2024
(Dollars in millions, except as noted)	Q2	Q1	Q4	Q3	Q2	Q1	Q2
Loans Held for Investment (Period-End)
Credit card:
Domestic credit card	$252,481	$150,309	$155,618	$149,400	$147,065	68%	72%	$252,481	$147,065	72%
Personal loans	9,788	—	—	—	—	**	**	9,788	—	**
International card businesses	7,440	6,880	6,890	7,251	6,830	8	9	7,440	6,830	9
Total credit card	269,709	157,189	162,508	156,651	153,895	72	75	269,709	153,895	75
Consumer banking:
Auto	80,017	77,656	76,829	75,505	74,385	3	8	80,017	74,385	8
Retail banking	1,216	1,240	1,263	1,253	1,278	(2)	(5)	1,216	1,278	(5)
Total consumer banking	81,233	78,896	78,092	76,758	75,663	3	7	81,233	75,663	7
Commercial banking:
Commercial and multifamily real estate	32,967	31,971	31,903	32,199	32,832	3	—	32,967	32,832	—
Commercial and industrial	55,388	55,542	55,272	54,635	55,796	—	(1)	55,388	55,796	(1)
Total commercial banking	88,355	87,513	87,175	86,834	88,628	1	—	88,355	88,628	—
Total loans held for investment	$439,297	$323,598	$327,775	$320,243	$318,186	36	38	$439,297	$318,186	38
Loans Held for Investment (Average)
Credit card:
Domestic credit card	$197,808	$149,639	$150,290	$147,021	$143,744	32%	38%	$173,858	$143,316	21%
Personal loans	4,778	—	—	—	—	**	**	2,402	—	**
International card businesses	7,107	6,768	7,036	6,951	6,723	5	6	6,938	6,740	3
Total credit card	209,693	156,407	157,326	153,972	150,467	34	39	183,198	150,056	22
Consumer banking:
Auto	78,875	77,228	75,968	74,920	74,098	2	6	78,056	73,933	6
Retail banking	1,220	1,252	1,253	1,262	1,288	(3)	(5)	1,236	1,306	(5)
Total consumer banking	80,095	78,480	77,221	76,182	75,386	2	6	79,292	75,239	5
Commercial banking:
Commercial and multifamily real estate	32,522	31,733	32,058	32,416	33,801	2	(4)	32,129	34,055	(6)
Commercial and industrial	55,847	55,765	55,266	55,685	55,234	—	1	55,806	55,401	1
Total commercial banking	88,369	87,498	87,324	88,101	89,035	1	(1)	87,935	89,456	(2)
Total average loans held for investment	$378,157	$322,385	$321,871	$318,255	$314,888	17	20	$350,425	$314,751	11

						2025 Q2				Six Months Ended June 30,
	2025	2025	2024	2024	2024	2025		2024		2025	2024	2025 vs. 2024
	Q2	Q1	Q4	Q3	Q2	Q1		Q2
Net Charge-Off (Recovery) Rates
Credit card(3):
Domestic credit card(4)	5.25%	6.19%	6.06%	5.61%	6.05%	(94)	bps	(80)	bps	5.65%	5.99%	(34)	bps
Personal loans	3.47	—	—	—	—	**		**		3.46	—	**
International card businesses	5.17	5.02	5.17	5.23	5.03	15		14		5.10	5.10	—
Total credit card	5.20	6.14	6.02	5.60	6.00	(94)		(80)		5.60	5.95	(35)
Consumer banking:
Auto	1.25	1.55	2.32	2.05	1.81	(30)		(56)		1.40	1.90	(50)
Retail banking	4.54	4.75	5.63	5.43	5.38	(21)		(84)		4.65	4.70	(5)
Total consumer banking	1.30	1.60	2.38	2.11	1.87	(30)		(57)		1.45	1.95	(50)
Commercial banking:
Commercial and multifamily real estate	(0.06)	0.09	0.50	0.26	0.11	(15)		(17)		0.02	0.16	(14)
Commercial and industrial	0.55	0.12	0.13	0.20	0.17	43		38		0.33	0.13	20
Total commercial banking	0.33	0.11	0.26	0.22	0.15	22		18		0.22	0.14	8
Total net charge-offs	3.24	3.40	3.59	3.27	3.36	(16)		(12)		3.31	3.34	(3)
30+ Day Performing Delinquency Rates
Credit card:
Domestic credit card(5)	3.60%	4.25%	4.53%	4.53%	4.14%	(65)	bps	(54)	bps	3.60%	4.14%	(54)	bps
Personal loans	1.62	—	—	—	—	**		**		1.62	—	**
International card businesses	4.50	4.56	4.52	4.53	4.63	(6)		(13)		4.50	4.63	(13)
Total credit card	3.55	4.26	4.53	4.53	4.16	(71)		(61)		3.55	4.16	(61)
Consumer banking:
Auto	4.84	4.93	5.95	5.61	5.67	(9)		(83)		4.84	5.67	(83)
Retail banking	0.93	1.13	1.12	0.95	1.57	(20)		(64)		0.93	1.57	(64)
Total consumer banking	4.78	4.87	5.87	5.53	5.60	(9)		(82)		4.78	5.60	(82)

						2025 Q2				Six Months Ended June 30,
	2025	2025	2024	2024	2024	2025		2024		2025	2024	2025 vs. 2024
	Q2	Q1	Q4	Q3	Q2	Q1		Q2
Nonperforming Loans and Nonperforming Assets Rates(6)(7)
Credit card:
Personal loans	0.12%	—	—	—	—	**		**		0.12%	—	**
International card businesses	0.16	0.13%	0.15%	0.15%	0.15%	3	bps	1	bps	0.16	0.15%	1	bps
Total credit card	0.01	0.01	0.01	0.01	0.01	—		—		0.01	0.01	—
Consumer banking:
Auto	0.73	0.72	0.98	0.91	0.88	1		(15)		0.73	0.88	(15)
Retail banking	1.47	1.89	1.94	2.19	2.81	(42)		(134)		1.47	2.81	(134)
Total consumer banking	0.74	0.74	0.99	0.93	0.92	—		(18)		0.74	0.92	(18)
Commercial banking:
Commercial and multifamily real estate	1.06	1.23	1.60	1.96	1.28	(17)		(22)		1.06	1.28	(22)
Commercial and industrial	1.45	1.50	1.27	1.32	1.56	(5)		(11)		1.45	1.56	(11)
Total commercial banking	1.30	1.40	1.39	1.55	1.46	(10)		(16)		1.30	1.46	(16)
Total nonperforming loans	0.40	0.56	0.61	0.65	0.63	(16)		(23)		0.40	0.63	(23)
Total nonperforming assets	0.42	0.58	0.63	0.67	0.64	(16)		(22)		0.42	0.64	(22)

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 8: Allowance for Credit Losses and Reserve for Unfunded Lending Commitments Activity

	Three Months Ended June 30, 2025
	Credit Card				Consumer Banking
(Dollars in millions)	Domestic Card	Personal Loans	International Card Businesses	Total Credit Card	Auto	Retail Banking	Total Consumer Banking	Commercial Banking	Total
Allowance for credit losses:
Balance as of March 31, 2025	$12,036	—	$474	$12,510	$1,845	$27	$1,872	$1,517	$15,899
Charge-offs(3)	(3,396)	$(56)	(138)	(3,590)	(593)	(19)	(612)	(81)	(4,283)
Recoveries	802	14	46	862	348	4	352	9	1,223
Net charge-offs	(2,594)	(42)	(92)	(2,728)	(245)	(15)	(260)	(72)	(3,060)
Initial allowance for purchased credit-deteriorated loans	2,722	148	—	2,870	—	—	—	—	2,870
Benefit from expected recoveries of charged off loans(8)	(3,135)	(170)	—	(3,305)	—	—	—	—	(3,305)
Provision for credit losses(9)	10,200	826	72	11,098	238	14	252	90	11,440
Allowance build (release) for credit losses(9)	7,193	762	(20)	7,935	(7)	(1)	(8)	18	7,945
Other changes(10)	—	—	29	29	—	—	—	—	29
Balance as of June 30, 2025	19,229	762	483	20,474	1,838	26	1,864	1,535	23,873
Reserve for unfunded lending commitments:
Balance as of March 31, 2025	—	—	—	—	—	—	—	144	144
Provision (benefit) for losses on unfunded lending commitments	—	—	—	—	—	—	—	(9)	(9)
Balance as of June 30, 2025	—	—	—	—	—	—	—	135	135
Combined allowance and reserve as of June 30, 2025	$19,229	$762	$483	$20,474	$1,838	$26	$1,864	$1,670	$24,008

	Six Months Ended June 30, 2025
	Credit Card				Consumer Banking
(Dollars in millions)	Domestic Card	Personal Loans	International Card Businesses	Total Credit Card	Auto	Retail Banking	Total Consumer Banking	Commercial Banking	Total
Allowance for credit losses:
Balance as of December 31, 2024	$12,494	—	$480	$12,974	$1,859	$25	$1,884	$1,400	$16,258
Charge-offs(3)	(6,248)	$(56)	(264)	(6,568)	(1,249)	(39)	(1,288)	(119)	(7,975)
Recoveries	1,340	14	87	1,441	705	10	715	23	2,179
Net charge-offs	(4,908)	(42)	(177)	(5,127)	(544)	(29)	(573)	(96)	(5,796)
Initial allowance for purchased credit-deteriorated loans	2,722	148	—	2,870	—	—	—	—	2,870
Benefit from expected recoveries of charged off loans(8)	(3,135)	(170)	—	(3,305)	—	—	—	—	(3,305)
Provision for credit losses(9)	12,056	826	142	13,024	523	30	553	231	13,808
Allowance build (release) for credit losses(9)	6,735	762	(35)	7,462	(21)	1	(20)	135	7,577
Other changes(10)	—	—	38	38	—	—	—	—	38
Balance as of June 30, 2025	19,229	762	483	20,474	1,838	26	1,864	1,535	23,873
Reserve for unfunded lending commitments:
Balance as of December 31, 2024	—	—	—	—	—	—	—	143	143
Provision (benefit) for losses on unfunded lending commitments	—	—	—	—	—	—	—	(8)	(8)
Balance as of June 30, 2025	—	—	—	—	—	—	—	135	135
Combined allowance and reserve as of June 30, 2025	$19,229	$762	$483	$20,474	$1,838	$26	$1,864	$1,670	$24,008

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 9: Financial Summary—Business Segment Results

	Three Months Ended June 30, 2025					Six Months Ended June 30, 2025
(Dollars in millions)	Credit Card	Consumer Banking	Commercial Banking(11)	Other(11)	Total	Credit Card	Consumer Banking	Commercial Banking(11)	Other(11)	Total
Net interest income (loss)	$7,293	$2,162	$602	$(62)	$9,995	$12,947	$4,105	$1,174	$(218)	$18,008
Non-interest income (loss)	1,802	394	335	(34)	2,497	3,313	577	647	(53)	4,484
Total net revenue (loss)	9,095	2,556	937	(96)	12,492	16,260	4,682	1,821	(271)	22,492
Provision (benefit) for credit losses	11,098	252	81	(1)	11,430	13,024	553	223	(1)	13,799
Non-interest expense	4,447	1,713	489	342	6,991	8,085	3,294	975	539	12,893
Income (loss) from continuing operations before income taxes	(6,450)	591	367	(437)	(5,929)	(4,849)	835	623	(809)	(4,200)
Income tax provision (benefit)	(1,533)	141	87	(361)	(1,666)	(1,151)	199	148	(537)	(1,341)
Income (loss) from continuing operations, net of tax	$(4,917)	$450	$280	$(76)	$(4,263)	$(3,698)	$636	$475	$(272)	$(2,859)

	Three Months Ended March 31, 2025
(Dollars in millions)	Credit Card	Consumer Banking	Commercial Banking(11)	Other(11)	Total
Net interest income (loss)	$5,654	$1,943	$572	$(156)	$8,013
Non-interest income (loss)	1,511	183	312	(19)	1,987
Total net revenue (loss)	7,165	2,126	884	(175)	10,000
Provision for credit losses	1,926	301	142	—	2,369
Non-interest expense	3,638	1,581	486	197	5,902
Income (loss) from continuing operations before income taxes	1,601	244	256	(372)	1,729
Income tax provision (benefit)	382	58	61	(176)	325
Income (loss) from continuing operations, net of tax	$1,219	$186	$195	$(196)	$1,404

	Three Months Ended June 30, 2024					Six Months Ended June 30, 2024
(Dollars in millions)	Credit Card	Consumer Banking	Commercial Banking(11)	Other(11)	Total	Credit Card	Consumer Banking	Commercial Banking(11)	Other(11)	Total
Net interest income (loss)	$5,294	$2,025	$609	$(382)	$7,546	$10,566	$4,036	$1,208	$(776)	$15,034
Non-interest income	1,506	172	271	11	1,960	2,982	331	552	9	3,874
Total net revenue (loss)	6,800	2,197	880	(371)	9,506	13,548	4,367	1,760	(767)	18,908
Provision for credit losses	3,545	330	34	—	3,909	5,804	756	32	—	6,592
Non-interest expense	3,134	1,250	483	79	4,946	6,363	2,496	998	226	10,083
Income (loss) from continuing operations before income taxes	121	617	363	(450)	651	1,381	1,115	730	(993)	2,233
Income tax provision (benefit)	30	146	85	(207)	54	329	263	172	(408)	356
Income (loss) from continuing operations, net of tax	$91	$471	$278	$(243)	$597	$1,052	$852	$558	$(585)	$1,877

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 10: Financial & Statistical Summary—Credit Card Business

						2025 Q2 vs.				Six Months Ended June 30,
	2025	2025	2024	2024	2024	2025		2024				2025 vs.
(Dollars in millions, except as noted)	Q2	Q1	Q4	Q3	Q2	Q1		Q2		2025	2024	2024
Credit Card
Earnings:
Net interest income	$7,293	$5,654	$5,779	$5,743	$5,294	29%		38%		$12,947	$10,566	23%
Non-interest income	1,802	1,511	1,585	1,509	1,506	19		20		3,313	2,982	11
Total net revenue	9,095	7,165	7,364	7,252	6,800	27		34		16,260	13,548	20
Provision for credit losses	11,098	1,926	2,384	2,084	3,545	**		**		13,024	5,804	124
Non-interest expense	4,447	3,638	3,846	3,367	3,134	22		42		8,085	6,363	27
Income (loss) from continuing operations before income taxes	(6,450)	1,601	1,134	1,801	121	**		**		(4,849)	1,381	**
Income tax provision (benefit)	(1,533)	382	268	427	30	**		**		(1,151)	329	**
Income (loss) from continuing operations, net of tax	$(4,917)	$1,219	$866	$1,374	$91	**		**		$(3,698)	$1,052	**
Selected performance metrics:
Period-end loans held for investment	$269,709	$157,189	$162,508	$156,651	$153,895	72		75		$269,709	$153,895	75
Average loans held for investment	209,693	156,407	157,326	153,972	150,467	34		39		183,198	150,056	22
Average yield on loans outstanding(1)	17.94%	18.54%	19.05%	19.66%	18.79%	(60)	bps	(85)	bps	18.18%	18.82%	(64)	bps
Total net revenue margin(12)	17.35	18.32	18.72	18.82	18.03	(97)		(68)		17.75	18.01	(26)
Net charge-off rate(3)	5.20	6.14	6.02	5.60	6.00	(94)		(80)		5.60	5.95	(35)
30+ day performing delinquency rate	3.55	4.26	4.53	4.53	4.16	(71)		(61)		3.55	4.16	(61)
30+ day delinquency rate	3.56	4.27	4.54	4.54	4.17	(71)		(61)		3.56	4.17	(61)
Nonperforming loan rate(6)	0.01	0.01	0.01	0.01	0.01	—		—		0.01	0.01	—
Purchase volume(13)	$201,453	$157,948	$172,919	$166,203	$165,143	28%		22%		$359,401	$315,314	14%

						2025 Q2 vs.				Six Months Ended June 30,
	2025	2025	2024	2024	2024	2025		2024				2025 vs.
(Dollars in millions, except as noted)	Q2	Q1	Q4	Q3	Q2	Q1		Q2		2025	2024	2024
Domestic Card
Earnings:
Net interest income	$6,822	$5,343	$5,474	$5,434	$5,001	28%		36%		$12,165	$9,973	22%
Non-interest income	1,749	1,460	1,522	1,438	1,440	20		21		3,209	2,851	13
Total net revenue	8,571	6,803	6,996	6,872	6,441	26		33		15,374	12,824	20
Provision for credit losses	10,200	1,856	2,278	1,997	3,435	**		197		12,056	5,592	116
Non-interest expense	4,192	3,422	3,607	3,149	2,946	23		42		7,614	5,971	28
Income (loss) from continuing operations before income taxes	(5,821)	1,525	1,111	1,726	60	**		**		(4,296)	1,261	**
Income tax provision (benefit)	(1,385)	363	262	407	15	**		**		(1,022)	298	**
Income (loss) from continuing operations, net of tax	$(4,436)	$1,162	$849	$1,319	$45	**		**		$(3,274)	$963	**
Selected performance metrics:
Period-end loans held for investment	$252,481	$150,309	$155,618	$149,400	$147,065	68		72		$252,481	$147,065	72
Average loans held for investment	197,808	149,639	150,290	147,021	143,744	32		38		173,858	143,316	21
Average yield on loans outstanding(1)	17.88%	18.42%	19.00%	19.62%	18.73%	(54)	bps	(85)	bps	18.10%	18.75%	(65)	bps
Total net revenue margin(12)	17.33	18.19	18.62	18.67	17.87	(86)		(54)		17.69	17.85	(16)
Net charge-off rate(4)	5.25	6.19	6.06	5.61	6.05	(94)		(80)		5.65	5.99	(34)
30+ day performing delinquency rate(5)	3.60	4.25	4.53	4.53	4.14	(65)		(54)		3.60	4.14	(54)
Purchase volume(13)	$197,308	$154,391	$168,994	$162,281	$161,370	28%		22%		$351,699	$308,066	14%
Refreshed FICO scores:(14)
Greater than 660	73%	69%	69%	69%	69%	4		4		73%	69%	4
660 or below	27	31	31	31	31	(4)		(4)		27	31	(4)
Total	100%	100%	100%	100%	100%					100%	100%

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 11: Financial & Statistical Summary—Consumer Banking Business

						2025 Q2 vs.				Six Months Ended June 30,
	2025	2025	2024	2024	2024	2025		2024				2025 vs.
(Dollars in millions, except as noted)	Q2	Q1	Q4	Q3	Q2	Q1		Q2		2025	2024	2024
Consumer Banking
Earnings:
Net interest income	$2,162	$1,943	$1,959	$2,028	$2,025	11%		7%		$4,105	$4,036	2%
Non-interest income	394	183	182	182	172	115		129		577	331	74
Total net revenue	2,556	2,126	2,141	2,210	2,197	20		16		4,682	4,367	7
Provision for credit losses	252	301	328	351	330	(16)		(24)		553	756	(27)
Non-interest expense	1,713	1,581	1,545	1,331	1,250	8		37		3,294	2,496	32
Income from continuing operations before income taxes	591	244	268	528	617	142		(4)		835	1,115	(25)
Income tax provision	141	58	63	125	146	143		(3)		199	263	(24)
Income from continuing operations, net of tax	$450	$186	$205	$403	$471	142		(4)		$636	$852	(25)
Selected performance metrics:
Period-end loans held for investment	$81,233	$78,896	$78,092	$76,758	$75,663	3		7		$81,233	$75,663	7
Average loans held for investment	80,095	78,480	77,221	76,182	75,386	2		6		79,292	75,239	5
Average yield on loans held for investment(1)	9.30%	9.03%	9.04%	8.88%	8.54%	27	bps	76	bps	9.17%	8.44%	73	bps
Auto loan originations	$10,861	$9,210	$9,399	$9,158	$8,463	18%		28%		$20,071	$15,985	26%
Period-end deposits	414,044	324,920	318,329	309,569	305,422	27		36		414,044	305,422	36
Average deposits	365,359	319,950	313,992	306,121	300,794	14		21		342,780	297,621	15
Average deposits interest rate	3.02%	3.00%	3.21%	3.33%	3.22%	2	bps	(20)	bps	3.01%	3.19%	(18)	bps
Net charge-off rate	1.30	1.60	2.38	2.11	1.87	(30)		(57)		1.45	1.95	(50)
30+ day performing delinquency rate	4.78	4.87	5.87	5.53	5.60	(9)		(82)		4.78	5.60	(82)
30+ day delinquency rate	5.40	5.47	6.73	6.31	6.35	(7)		(95)		5.40	6.35	(95)
Nonperforming loan rate(6)	0.74	0.74	0.99	0.93	0.92	—		(18)		0.74	0.92	(18)
Nonperforming asset rate(7)	0.82	0.82	1.08	1.01	0.99	—		(17)		0.82	0.99	(17)
Global Payment Network volume(15)	$74,014	—	—	—	—	**		**		$74,014	—	**
Auto—At origination FICO scores:(16)
Greater than 660	52%	53%	54%	53%	53%	(1)%		(1)%		52%	53%	(1)%
621 - 660	19	19	19	20	20	—		(1)		19	20	(1)
620 or below	29	28	27	27	27	1		2		29	27	2
Total	100%	100%	100%	100%	100%					100%	100%

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 12: Financial & Statistical Summary—Commercial Banking Business

						2025 Q2 vs.				Six Months Ended June 30,
	2025	2025	2024	2024	2024	2025		2024				2025 vs.
(Dollars in millions, except as noted)	Q2	Q1	Q4	Q3	Q2	Q1		Q2		2025	2024	2024
Commercial Banking
Earnings:
Net interest income	$602	$572	$587	$596	$609	5%		(1)%		$1,174	$1,208	(3)%
Non-interest income	335	312	366	292	271	7		24		647	552	17
Total net revenue(11)	937	884	953	888	880	6		6		1,821	1,760	3
Provision (benefit) for credit losses	81	142	(72)	48	34	(43)		138		223	32	**
Non-interest expense	489	486	518	495	483	1		1		975	998	(2)
Income from continuing operations before income taxes	367	256	507	345	363	43		1		623	730	(15)
Income tax provision	87	61	119	82	85	43		2		148	172	(14)
Income from continuing operations, net of tax	$280	$195	$388	$263	$278	44		1		$475	$558	(15)
Selected performance metrics:
Period-end loans held for investment	$88,355	$87,513	$87,175	$86,834	$88,628	1		—		$88,355	$88,628	—
Average loans held for investment	88,369	87,498	87,324	88,101	89,035	1		(1)		87,935	89,456	(2)
Average yield on loans held for investment(1)(11)	6.40%	6.29%	6.72%	7.25%	7.23%	11	bps	(83)	bps	6.35%	7.18%	(83)	bps
Period-end deposits	$29,245	$29,984	$31,691	$30,598	$29,210	(2)%		—		$29,245	$29,210	—
Average deposits	30,444	31,654	31,545	30,365	30,810	(4)		(1)%		31,045	31,327	(1)%
Average deposits interest rate	2.06%	2.13%	2.28%	2.55%	2.55%	(7)	bps	(49)	bps	2.09%	2.60%	(51)	bps
Net charge-off rate	0.33	0.11	0.26	0.22	0.15	22		18		0.22	0.14	8
Nonperforming loan rate(6)	1.30	1.40	1.39	1.55	1.46	(10)		(16)		1.30	1.46	(16)
Nonperforming asset rate(7)	1.30	1.40	1.39	1.55	1.46	(10)		(16)		1.30	1.46	(16)
Risk category:(17)
Noncriticized	$82,000	$80,677	$80,431	$78,835	$79,695	2%		3%		$82,000	$79,695	3%
Criticized performing	5,204	5,612	5,534	6,651	7,639	(7)		(32)		5,204	7,639	(32)
Criticized nonperforming	1,151	1,224	1,210	1,348	1,294	(6)		(11)		1,151	1,294	(11)
Total commercial banking loans held for investment	$88,355	$87,513	$87,175	$86,834	$88,628	1		—		$88,355	$88,628	—
Risk category as a percentage of period-end loans held for investment:(17)
Noncriticized	92.81%	92.19%	92.26%	90.79%	89.92%	62	bps	289	bps	92.81%	89.92%	289	bps
Criticized performing	5.89	6.41	6.35	7.66	8.62	(52)		(273)		5.89	8.62	(273)
Criticized nonperforming	1.30	1.40	1.39	1.55	1.46	(10)		(16)		1.30	1.46	(16)
Total commercial banking loans	100.00%	100.00%	100.00%	100.00%	100.00%					100.00%	100.00%

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 13: Financial & Statistical Summary—Other and Total

						2025 Q2 vs.		Six Months Ended June 30,
	2025	2025	2024	2024	2024	2025	2024			2025 vs.
(Dollars in millions)	Q2	Q1	Q4	Q3	Q2	Q1	Q2	2025	2024	2024
Other
Earnings:
Net interest loss	$(62)	$(156)	$(227)	$(291)	$(382)	(60)%	(84)%	$(218)	$(776)	(72)%
Non-interest income (loss)	(34)	(19)	(41)	(45)	11	79	**	(53)	9	**
Total net loss(11)	(96)	(175)	(268)	(336)	(371)	(45)	(74)	(271)	(767)	(65)
Provision (benefit) for credit losses	(1)	—	2	(1)	—	**	**	(1)	—	**
Non-interest expense(18)	342	197	180	121	79	74	**	539	226	138
Loss from continuing operations before income taxes	(437)	(372)	(450)	(456)	(450)	17	(3)	(809)	(993)	(19)
Income tax benefit	(361)	(176)	(84)	(193)	(207)	105	74	(537)	(408)	32
Loss from continuing operations, net of tax	$(76)	$(196)	$(366)	$(263)	$(243)	(61)	(69)	$(272)	$(585)	(54)
Selected performance metrics:
Period-end deposits	$24,821	$12,560	$12,687	$13,464	$16,810	98	48	$24,821	$16,810	48
Average deposits	18,765	12,474	12,786	14,639	17,884	50	5	15,637	18,624	(16)
Total
Earnings:
Net interest income	$9,995	$8,013	$8,098	$8,076	$7,546	25%	32%	$18,008	$15,034	20%
Non-interest income	2,497	1,987	2,092	1,938	1,960	26	27	4,484	3,874	16
Total net revenue	12,492	10,000	10,190	10,014	9,506	25	31	22,492	18,908	19
Provision for credit losses	11,430	2,369	2,642	2,482	3,909	**	192	13,799	6,592	109
Non-interest expense	6,991	5,902	6,089	5,314	4,946	18	41	12,893	10,083	28
Income (loss) from continuing operations before income taxes	(5,929)	1,729	1,459	2,218	651	**	**	(4,200)	2,233	**
Income tax provision (benefit)	(1,666)	325	366	441	54	**	**	(1,341)	356	**
Income (loss) from continuing operations, net of tax	$(4,263)	$1,404	$1,093	$1,777	$597	**	**	$(2,859)	$1,877	**
Selected performance metrics:
Period-end loans held for investment	$439,297	$323,598	$327,775	$320,243	$318,186	36	38	$439,297	$318,186	38
Average loans held for investment	378,157	322,385	321,871	318,255	314,888	17	20	350,425	314,751	11
Period-end deposits	468,110	367,464	362,707	353,631	351,442	27	33	468,110	351,442	33
Average deposits	414,568	364,078	358,323	351,125	349,488	14	19	389,462	347,572	12

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 14: Notes to Net Interest Margin, Loan, Allowance and Business Segment Disclosures (Tables 6—13)

(1)Average yield is calculated based on annualized interest income for the period divided by average loans during the period. Average yield is calculated using whole dollar values for average balances and interest income/expense. Accordingly, total interest earning assets less total interest bearing liabilities may not total net interest income/spread.
(2)Includes amounts related to entities that provide capital to low-income and rural communities of $2.2 billion in Q2 2025, $1.9 billion in Q1 2025 and $2.1 billion for the first six months of 2025 and $2.0 billion in Q4 2024 and $2.0 billion for the first six months of 2024. Related interest expense was $8 million in Q2 2025, $7 million in Q1 2025 and $15 million for the first six months of 2025 and $8 million in Q4 2024 and $16 million for the first six months of 2024.
(3)Charge-offs exclude $19.4 billion of acquired Discover loans that are fully charged-off, with expected recoveries of $3.3 billion included as a benefit to the allowance for credit losses.
(4)Charge-offs exclude $18.0 billion of acquired Discover Domestic credit card loans that are fully charged-off, with expected recoveries of $3.1 billion included as a benefit to the allowance for credit losses. Net charge-off rate for the second quarter of 2025 for legacy Capital One Domestic credit card was 5.50% and net charge-off rate the second quarter of 2025 for legacy Discover Domestic credit card was 4.44%.
(5)30+ day performing delinquency rate for the second quarter of 2025 for legacy Capital One Domestic credit card was 3.92% and 30+ day performing delinquency rate for the second quarter of 2025 for legacy Discover Domestic credit card was 3.11%.
(6)Nonperforming loan rates are calculated based on nonperforming loans for each category divided by period-end total loans held for investment for each respective category. For Commercial Banking, loans categorized as nonperforming are considered criticized nonperforming.
(7)Nonperforming assets consist of nonperforming loans, repossessed assets and other foreclosed assets. The total nonperforming asset rate is calculated based on total nonperforming assets divided by the combined period-end total loans held for investment, repossessed assets and other foreclosed assets.
(8)Represents contractual rights to collect on recoveries of acquired Discover loans that are fully charged-off.
(9)Provision for credit losses includes the initial allowance for credit losses of $8.8 billion for non-PCD loans acquired in the Discover Acquisition.
(10)Primarily represents foreign currency translation adjustments.
(11)Some of our commercial investments generate tax-exempt income, tax credits or other tax benefits. Accordingly, we present our Commercial Banking revenue and yields on a taxable-equivalent basis, calculated using the federal statutory tax rate of 21% and state taxes where applicable, with offsetting reductions to the Other category.
(12)Total net revenue margin is calculated based on annualized total net revenue for the period divided by average interest-earning assets for the period.
(13)Purchase volume consists of purchase transactions, net of returns, for the period, and excludes cash advance and balance transfer transactions.
(14)Percentages represent period-end loans held for investment in each credit score category. Domestic Card credit scores generally represent FICO scores. These scores are obtained from one of the major credit bureaus at origination and are refreshed monthly thereafter. We approximate non-FICO credit scores to comparable FICO scores for consistency purposes. Balances for which no credit score is available or the credit score is invalid are included in the 660 or below category.
(15)Global Payment Network volume includes transactions processed on the Discover Network, PULSE Network and Diners Club International.
(16)Percentages represent period-end loans held for investment in each credit score category. Auto credit scores generally represent average FICO scores obtained from three credit bureaus at the time of application and are not refreshed thereafter. Balances for which no credit score is available or the credit score is invalid are included in the 620 or below category.
(17)Criticized exposures correspond to the “Special Mention,” “Substandard” and “Doubtful” asset categories defined by bank regulatory authorities.
(18)Includes the impact of $299 million, $110 million, $140 million, $63 million and $31 million in Discover integration expenses in Q2 2025, Q1 2025, Q4 2024, Q3 2024 and Q2 2024, respectively, as well as any charges incurred as a result of restructuring activities for the periods presented.

**    Not meaningful.

CAPITAL ONE FINANCIAL CORPORATION (COF)
Table 15: Calculation of Regulatory Capital Measures and Reconciliation of Non-GAAP Measures(1)

	Basel III Standardized Approach
(Dollars in millions, except as noted)	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024
Regulatory Capital Metrics
Common equity excluding AOCI	$112,368	$66,225	$65,823	$64,966	$63,435
Adjustments:
AOCI, net of tax(2)	83	19	1	58	13
Goodwill, net of related deferred tax liabilities	(28,052)	(14,792)	(14,786)	(14,816)	(14,800)
Other Intangible and deferred tax assets, net of deferred tax liabilities	(13,687)	(247)	(231)	(252)	(271)
Common equity Tier 1 capital	$70,712	$51,205	$50,807	$49,956	$48,377
Tier 1 capital	$76,118	$56,050	$55,652	$54,801	$53,222
Total capital(3)	85,987	63,926	61,805	61,151	59,875
Risk-weighted assets	503,397	375,538	377,145	368,199	366,959
Adjusted average assets(4)	537,581	483,888	480,794	473,146	470,915
Capital Ratios
Common equity Tier 1 capital(5)	14.0%	13.6%	13.5%	13.6%	13.2%
Tier 1 capital(6)	15.1	14.9	14.8	14.9	14.5
Total capital(7)	17.1	17.0	16.4	16.6	16.3
Tier 1 leverage(4)	14.2	11.6	11.6	11.6	11.3
TCE(8)	10.3	9.1	8.6	9.1	8.2

Reconciliation of Non-GAAP Measures

The following non-GAAP measures consist of our adjusted results that we believe help investors and users of our financial information understand the effect of adjusting items on our selected reported results, however, they may not be comparable to similarly-titled measures reported by other companies. These adjusted results provide alternate measurements of our operating performance, both for the current period and trends across multiple periods. The following tables present reconciliations of these non-GAAP measures to the applicable amounts measured in accordance with GAAP.

	2025	2025	2024	2024	2024	Six Months Ended June 30,
(Dollars in millions, except per share data and as noted)	Q2	Q1	Q4	Q3	Q2	2025	2024
Adjusted diluted earnings per share (“EPS”):
Net income (loss) available to common stockholders (GAAP)	$(4,340)	$1,325	$1,022	$1,692	$531	$(2,998)	$1,731
Initial allowance build for Discover non-PCD loans	8,767	—	—	—	—	8,767	—
Discover integration expenses	299	110	140	63	31	409	31
Discover intangible amortization expense	255	—	—	—	—	255	—
Discover loan and deposit fair value mark amortization	85	—	—	—	—	85	—
Legal reserve activities	41	198	75	—	—	239	—
Allowance build for Walmart program agreement loss sharing termination	—	—	—	—	826	—	826
Walmart program agreement termination contra revenue impact	—	—	—	—	27	—	27
FDIC special assessment	—	—	—	(9)	8	—	50
Adjusted net income available to common stockholders before income tax impacts (non-GAAP)	5,107	1,633	1,237	1,746	1,423	6,757	2,665
Income tax impacts	(2,339)	(76)	(52)	(13)	(218)	(2,415)	(228)
Adjusted net income available to common stockholders (non-GAAP)	$2,768	$1,557	$1,185	$1,733	$1,205	$4,342	$2,437

Diluted weighted-average common shares outstanding (in millions) (GAAP)	505.6	384.0	383.4	383.7	383.9	444.7	383.7

Diluted EPS (GAAP)	$(8.58)	$3.45	$2.67	$4.41	$1.38	$(6.74)	$4.51
Impact of adjustments noted above	14.06	0.61	0.42	0.10	1.76	16.50	1.84
Adjusted diluted EPS (non-GAAP)	$5.48	$4.06	$3.09	$4.51	$3.14	$9.76	$6.35

Adjusted efficiency ratio:
Non-interest expense (GAAP)	$6,991	$5,902	$6,089	$5,314	$4,946	$12,893	$10,083
Discover integration expenses	(299)	(110)	(140)	(63)	(31)	(409)	(31)
Discover intangible amortization expense	(255)	—	—	—	—	(255)	—
Legal reserve activities	(41)	(198)	(75)	—	—	(239)	—
FDIC special assessment	—	—	—	9	(8)	—	(50)
Adjusted non-interest expense (non-GAAP)	$6,396	$5,594	$5,874	$5,260	$4,907	$11,990	$10,002

Total net revenue (GAAP)	$12,492	$10,000	$10,190	$10,014	$9,506	$22,492	$18,908
Discover loan and deposit fair value mark amortization	85	—	—	—	—	85	—
Walmart program agreement termination contra revenue impact	—	—	—	—	27	—	27
Adjusted net revenue (non-GAAP)	$12,577	$10,000	$10,190	$10,014	$9,533	$22,577	$18,935

2025	2025	2024	2024	2024	Six Months Ended June 30,
(Dollars in millions, except per share data and as noted)	Q2	Q1	Q4	Q3	Q2	2025	2024

Efficiency ratio (GAAP)	55.96%	59.02%	59.75%	53.07%	52.03%	57.32%	53.33%
Impact of adjustments noted above	(511)	bps	(308)	bps	(211)	bps	(54)	bps	(56)	bps	(421)	bps	(51)bps
Adjusted efficiency ratio (non-GAAP)	50.85%	55.94%	57.64%	52.53%	51.47%	53.11%	52.82%

Adjusted operating efficiency ratio:
Operating expense (GAAP)	$5,646	$4,700	$4,714	$4,201	$3,882	$10,346	$8,009
Discover integration expenses	(299)	(110)	(140)	(63)	(31)	(409)	(31)
Discover intangible amortization expense	(255)	—	—	—	—	(255)	—
Legal reserve activities	(41)	(198)	(75)	—	—	(239)	—
FDIC special assessment	—	—	—	9	(8)	—	(50)
Adjusted operating expense (non-GAAP)	$5,051	$4,392	$4,499	$4,147	$3,843	$9,443	$7,928

Total net revenue (GAAP)	$12,492	$10,000	$10,190	$10,014	$9,506	$22,492	$18,908
Discover loan and deposit fair value mark amortization	85	—	—	—	—	85	—
Walmart program agreement termination contra revenue impact	—	—	—	—	27	—	27
Adjusted net revenue (non-GAAP)	$12,577	$10,000	$10,190	$10,014	$9,533	$22,577	$18,935

Operating efficiency ratio (GAAP)	45.20%	47.00%	46.26%	41.95%	40.84%	46.00%	42.36%
Impact of adjustments noted above	(504)	bps	(308)	bps	(211)	bps	(54)	bps	(53)	bps	(417)	bps	(49)bps
Adjusted operating efficiency ratio (non-GAAP)	40.16%	43.92%	44.15%	41.41%	40.31%	41.83%	41.87%

Adjusted net interest margin:
Net interest income (GAAP)	$9,995	$8,013	$8,098	$8,076	$7,546	$18,008	$15,034
Loan and deposit fair value mark amortization	85	—	—	—	—	85	—
Walmart program agreement termination contra revenue impact	—	—	—	—	27	—	27
Adjusted net interest income (non-GAAP)	$10,080	$8,013	$8,098	$8,076	$7,573	$18,093	$15,061

Average interest earning assets	$524,929	$462,771	$460,640	$454,484	$450,908	$494,022	$449,356

Net interest margin (GAAP)	7.62%	6.93%	7.03%	7.11%	6.70%	7.29%	6.69%
Impact of adjustments noted above	6	bps	—	bps	—	bps	—	bps	2	bps	3	bps	1bps
Adjusted net interest margin (non-GAAP)	7.68%	6.93%	7.03%	7.11%	6.72%	7.32%	6.70%

Reconciliation of Non-GAAP Measures

The following summarizes our non-GAAP measures. While these non-GAAP measures are widely used by investors, analysts and bank regulatory agencies to assess the operating performance and capital position of financial services companies, they may not be comparable to similarly-titled measures reported by other companies. The following table presents reconciliations of these non-GAAP measures to the applicable amounts measured in accordance with GAAP.

	2025	2025	2024	2024	2024
(Dollars in millions)	Q2	Q1	Q4	Q3	Q2
Pre- Provision Earnings
Total net revenue	$12,492	$10,000	$10,190	$10,014	$9,506
Non-interest expense	(6,991)	(5,902)	(6,089)	(5,314)	(4,946)
Pre-provision earnings(9)	$5,501	$4,098	$4,101	$4,700	$4,560
Tangible Common Equity (Period-End)
Stockholders’ equity	$110,956	$63,542	$60,784	$62,925	$57,981
Goodwill and other intangible assets(10)	(42,012)	(15,139)	(15,157)	(15,214)	(15,226)
Noncumulative perpetual preferred stock	(5,407)	(4,845)	(4,845)	(4,845)	(4,845)
Tangible common equity(11)	$63,537	$43,558	$40,782	$42,866	$37,910
Tangible Common Equity (Average)
Stockholders’ equity	$86,918	$62,240	$61,764	$61,289	$58,107
Goodwill and other intangible assets(10)	(29,114)	(15,149)	(15,195)	(15,225)	(15,249)
Noncumulative perpetual preferred stock	(5,355)	(4,845)	(4,845)	(4,845)	(4,845)
Tangible common equity(11)	$52,449	$42,246	$41,724	$41,219	$38,013
Return on Tangible Common Equity (Average)
Net income available to common stockholders	$(4,340)	$1,325	$1,022	$1,692	$531
Tangible common equity (Average)	52,449	42,246	41,724	41,219	38,013
Return on tangible common equity(11)(12)	(32.99)%	12.55%	9.77%	16.42%	5.59%
Tangible Assets (Period-End)
Total assets	$658,968	$493,604	$490,144	$486,433	$480,018
Goodwill and other intangible assets(10)	(42,012)	(15,139)	(15,157)	(15,214)	(15,226)
Tangible assets(11)	$616,956	$478,465	$474,987	$471,219	$464,792

	2025	2025	2024	2024	2024
(Dollars in millions)	Q2	Q1	Q4	Q3	Q2
Tangible Assets (Average)
Total assets	$572,446	$491,817	$488,300	$481,219	$477,285
Goodwill and other intangible assets(10)	(29,114)	(15,149)	(15,195)	(15,225)	(15,249)
Tangible assets(11)	$543,332	$476,668	$473,105	$465,994	$462,036
Return on Tangible Assets (Average)
Net income	$(4,277)	$1,404	$1,096	$1,777	$597
Tangible Assets (Average)	543,332	476,668	473,105	465,994	462,036
Return on tangible assets(11)(13)	(3.14)%	1.18%	0.92%	1.53%	0.52%
TCE Ratio
Tangible common equity (Period-end)	$63,537	$43,558	$40,782	$42,866	$37,910
Tangible Assets (Period-end)	616,956	478,465	474,987	471,219	464,792
TCE Ratio(11)	10.3%	9.1%	8.6%	9.1%	8.2%
Tangible Book Value per Common Share
Tangible common equity (Period-end)	$63,537	$43,558	$40,782	$42,866	$37,910
Outstanding Common Shares	639.5	383.0	381.2	381.5	381.9
Tangible book value per common share(11)	$99.35	$113.74	$106.97	$112.36	$99.28
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(1)Regulatory capital metrics and capital ratios as of June 30, 2025 are preliminary and therefore subject to change.
(2)Excludes certain components of AOCI in accordance with rules applicable to Category III institutions.
(3)Total capital equals the sum of Tier 1 capital and Tier 2 capital.
(4)Adjusted average assets for the purpose of calculating our Tier 1 leverage ratio represents total average assets adjusted for amounts that are deducted from Tier 1 capital, predominately goodwill and intangible assets. Tier 1 leverage ratio is a regulatory capital measure calculated based on Tier 1 capital divided by adjusted average assets.
(5)Common equity Tier 1 capital ratio is a regulatory capital measure calculated based on common equity Tier 1 capital divided by risk-weighted assets.
(6)Tier 1 capital ratio is a regulatory capital measure calculated based on Tier 1 capital divided by risk-weighted assets.
(7)Total capital ratio is a regulatory capital measure calculated based on total capital divided by risk-weighted assets.
(8)TCE ratio is a Non-GAAP measure calculated based on TCE divided by tangible assets.
(9)Management believes that this financial metric is useful in assessing the ability of a lending institution to generate income in excess of its provision for credit losses.
(10)Includes impact of related deferred taxes.
(11)Management believes that this financial metric is useful in assessing capital adequacy and the level of returns generated.
(12)Return on average tangible common equity is a non-GAAP measure calculated based on annualized net income (loss) available to common stockholders less annualized income (loss) from discontinued operations, net of tax, for the period, divided by average TCE.
(13)Return on average tangible assets is a non-GAAP measure calculated based on annualized income (loss) from continuing operations, net of tax, for the period divided by average tangible assets for the period.